Supplement	November 1, 2026

Large Cap Focus Fund
ETLAX	Class A Shares	ETLCX	Class C Shares
ETLNX	Class N Shares	ETLIX	Class I Shares

(the “Fund”)

This information supplements certain information contained in the Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”) for the Fund, dated November 1, 2026, and should be read in conjunction with such Prospectus.

The Fund's investment policy to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in large capitalization companies, as described in the Fund’s Prospectus, Summary Prospectus and SAI, will become effective on December 14, 2026. Until that date, the following 80% investment policy remains in effect:

Under normal market conditions, the Fund invests at least 80% of its net assets in large capitalization companies. The Fund considers its investment in derivatives, based on their marked to market value, when determining its compliance with this test. Large capitalization companies are defined as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500 Index.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2026, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.

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